UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

       DATE OF REPORT (Date of earliest event reported): January 27, 2006

                         ------------------------------

                           FIRST MERCHANTS CORPORATION
             (Exact name of registrant as specified in its charter)

                         -------------------------------

         INDIANA                     0-17071                     35-1544218
(State or other jurisdiction   (Commission file number)        (IRS Employer
     of incorporation)                                       Identification No.)

                             200 East Jackson Street
                                  P.O. Box 792
                              Muncie, IN 47305-2814
          (Address of principal executive offices, including zip code)

                                 (765) 747-1500
              (Registrant's telephone number, including area code)

                                  Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to  Rule 14a-12 under  the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

           On January 27, 2006, First Merchants Corporation issued a press release to report its financial results for the fourth quarter ended December 31, 2005 and year to date results for the period ending December 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

           The information in this Current Report on Form 8-K, including Exhibit No. 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)        Not applicable.

(b)        Not applicable.

(c)        Exhibits.

           Exhibit 99.1 Press Release, dated January 27, 2006, issued by First Merchants Corporation

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 First Merchants Corporation
                                        (Registrant)

                                 By:  /s/  Mark K. Hardwick
                                    --------------------------------------------
                                           Mark K. Hardwick
                                           Senior Vice President and
                                           Chief Financial Officer
                                           (Principal Financial and Chief
                                           Accounting Officer)


Dated:  January 27, 2006

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.
-----------
    99.1                Description
                        -----------
                        Press Release, dated January 27, 2006, issued by First Merchants Corporation.

                          First Merchants Corporation

                                 Exhibit No. 99.1

                      Press Release, dated January 27, 2006

N / E / W / S     R / E / L / E / A / S / E

January 27, 2006

FOR IMMEDIATE RELEASE
For more information, contact:
Mark K. Hardwick, Executive Vice President/Chief Financial Officer, 765-751-1857 http://firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES INCREASE IN 2005  EARNINGS PER SHARE

First Merchants Corporation (NASDAQ - FRME) has reported fourth-quarter diluted earnings per share of $.41, a 2.5 percent increase over $.40 recorded in the fourth quarter of 2004. Net income during the quarter totaled $8.2 million compared to $7.7 million in 2004.

Full-year 2005 diluted earnings per share totaled $1.63, a 3.2 percent increase over $1.58 recorded in 2004. Net income totaled
$30.2 million compared to $29.4 million in 2004.

2005 net-interest income improved by $5.7 million, or 5.4 percent, as net-interest margin improved to 3.97 percent, a 9-basis point increase over 2004. Core non-interest income also increased by $1,353,000, or 4.1 percent, after discounting nonrecurring gains from the sale of securities of $1.2 million taken in 2004.

The allowance for loan losses improved to 1.02 percent of total loans on December 31, 2005, a 9-basis point improvement over 2004. The improvement in the allowance is reflective of increased provisions of $2.6 million during 2005. Additionally, non-performing assets declined from 79-basis points in 2004 to 69 basis points in 2005, a $2 million dollar improvement.

Operating expenses increased by $2.3 million, or 2.5 percent in 2005. However, as reported in the Corporation's 8-K filing of February 16, 2005, a $1.6 million charge related to the curtailment of the Corporation's defined benefit pension plan is included in the increase. Absent the curtailment charge, operating expenses increased by just .7 percent.

Total assets  equaled $3.2 billion at year-end,  an increase of $45 million,  or
1.4 percent from December 31, 2004. Loans, investments and bank-owned life insurance, the Corporation's three primary earning assets, totaled $2.9 billion, an increase of $44 million over the prior year.

Michael L. Cox, President and Chief Executive Officer, stated that, "Given the many extraordinary events of the year, including our voluntary increase in the allowance for loan losses, the absence of non-recurring gains from the sale of securities and the pension curtailment expense, 2005 represents a good improvement in the overall run rate and financial condition of the Corporation. First Merchants' earnings have now increased in 29 of the past 30 years."

CONFERENCE CALL

First Merchants Corporation will conduct a conference call at 2:30 p.m. (ET) today, Friday, January 27, 2006. To participate dial (Toll Free) 877-407-9210 and reference First Merchants Corporation's fourth quarter earnings release. A replay will be available until February 3, 2006. To access, US/Canada participants should dial (Toll Free) 877-660-6853 or for International participants, dial 201-612-7415. The replay will require the Account # 286 and Conference ID # 186821.

During the call we may make Forward Looking statements about our relative business outlook. These Forward Looking statements and all other statements made during the call that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results.

Specific Forward Looking statements include but are not limited to any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages.

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. Subsidiaries of the Corporation include First Merchants Bank, Madison Community Bank, United Communities National Bank, First National Bank, Decatur Bank & Trust Company, Frances Slocum Bank, Lafayette Bank & Trust Company, Commerce National Bank and Merchants Trust Company. The Corporation also operates First Merchants Insurance Services, a full-service property casualty, personal lines, and healthcare insurance agency, headquartered in Muncie, Indiana, and is a majority member of Indiana Title Insurance Company, LLC, a title insurance agency.

First Merchants Corporation's common stock is traded over-the-counter on the NASDAQ National Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company's Internet web page (http:/www.firstmerchants.com).

                                     * * * *



CONSOLIDATED BALANCE SHEETS

(in thousands)                                                               December 31,
                                                                         2005            2004
Assets
   Cash and due from banks                                          $    70,417     $    69,960
   Interest-bearing time deposits                                         8,748           9,343
   Investment securities                                                434,266         421,535
   Mortgage loans held for sale                                           4,910           3,367
   Loans                                                              2,457,427       2,428,051
      Less: Allowance for loan losses                                   (25,188)        (22,548)
                                                                     ----------      ----------
        Net Loans                                                     2,432,239       2,405,503
   Premises and equipment                                                39,417          38,254
   Federal Reserve and Federal Home Loan Bank stock                      23,200          22,858
   Interest receivable                                                   19,690          17,318
   Core deposit intangibles and goodwill                                138,833         141,284
   Cash surrender value of life insurance                                43,579          42,061
   Other assets                                                          21,780          20,185
                                                                    -----------     -----------
        Total assets                                                $ 3,237,079     $ 3,191,668
                                                                    ===========     ===========
Liabilities
   Deposits
     Noninterest-bearing                                            $   314,335     $   330,685
     Interest-bearing                                                 2,068,241       2,077,465
                                                                    -----------     -----------
        Total deposits                                                2,382,576       2,408,150
   Borrowings                                                           508,236         440,891
   Interest payable                                                       5,874           4,411
   Other liabilities                                                     26,997          23,613
                                                                    -----------     -----------
        Total liabilities                                             2,923,683       2,877,065
Stockholders' equity
   Preferred stock, no-par value
      Authorized and unissued -- 500,000 shares
   Common stock, $.125 stated value
      Authorized -- 50,000,000 shares
      Issued and outstanding - 18,416,714 and 18,573,997                  2,302           2,322
   Additional paid-in capital                                           145,682         150,862
   Retained earnings                                                    174,717         161,459
   Accumulated other comprehensive loss                                  (9,305)            (40)
                                                                    -----------     -----------
        Total stockholders' equity                                      313,396         314,603
                                                                    -----------     -----------
        Total liabilities and stockholders' equity                  $ 3,237,079     $ 3,191,668
                                                                    ===========     ===========

FINANCIAL HIGHLIGHTS

                                                Three Months Ended             Year Ended
(In thousands)                                     December 31,                December 31,
                                                2005          2004          2005           2004
NET CHARGE OFF'S                             $    1,906    $    3,929    $    5,714     $    8,650

AVERAGE BALANCES
  Total Assets                               $3,160,619    $3,184,109    $3,179,464     $3,109,104
  Total Loans                                 2,447,794     2,409,170     2,434,134      2,369,017
  Total Deposits                              2,414,251     2,444,563     2,418,752      2,365,306
  Total Stockholders' Equity                    317,510       315,869       315,525        310,004

FINANCIAL RATIOS
  Return on Average Assets                          .95%          .94%          .95%           .95%
  Return on Avg. Stockholders' Equity              9.49          9.46          9.58           9.49
  Avg. Earning Assets to Avg. Assets              91.47         91.38         90.93          90.28
  Allowance for Loan Losses as %
  Of Total Loans                                   1.02           .93          1.02            .93
  Net Charge Off's as % Of Avg. Loans
  (Annualized)                                      .31           .65           .23            .37
  Dividend Payout Ratio                           56.10         57.50         56.44          58.23
  Avg. Stockholders' Equity to Avg. Assets        10.05          9.92          9.92           9.97
  Tax Equivalent Yield on Earning Assets           6.62          5.74          6.26           5.72
  Cost of Supporting Liabilities                   2.59          1.89          2.29           1.84
  Net Int. Margin (FTE) on Earning Assets          4.03          3.85          3.97           3.88




CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except share data)                         Three Months Ended            Year Ended
                                                             December 31,              December 31,
                                                          2005         2004        2005          2004
Interest income
   Loans receivable
     Taxable                                            $ 41,930     $ 36,363   $ 158,436    $ 139,953
     Tax exempt                                              160          138         643          581
   Investment securities
     Taxable                                               2,480        2,224       9,612        8,371
     Tax exempt                                            1,672        1,569       6,374        6,098
   Federal funds sold                                         74           92         264          165
   Deposits with financial institutions                      202          167         695          555
   Federal Reserve and Federal Home Loan Bank stock          296          297       1,185        1,251
                                                        --------     --------    --------     --------
       Total interest income                              46,814       40,850     177,209      156,974
                                                        --------     --------    --------     --------
Interest expense
   Deposits                                               13,414        9,288      46,121       33,844
   Securities sold under repurchase agreements               647          183       1,612          517
   Federal Home Loan Bank advances                         2,410        2,418       9,777        9,777
   Subordinated debentures, revolving
     credit lines and term loans                           1,910        1,717       7,432        6,784
   Other borrowings                                          307          126       1,138          663
                                                        --------     --------    --------     --------
        Total interest expense                            18,688       13,732      66,080       51,585
                                                        --------     --------    --------     --------
Net interest income                                       28,126       27,118     111,129      105,389
   Provision for loan losses                               1,945        1,233       8,354        5,705
                                                        --------     --------    --------     --------

Net interest income
   after provision for loan losses                        26,181       25,885     102,775       99,684
                                                        --------     --------    --------     --------
Other income
   Fiduciary activities                                    1,762        1,897       7,481        7,632
   Service charges on deposit accounts                     2,691        2,924      11,298       11,638
   Other customer fees                                     1,432        1,068       5,094        4,083
   Net realized gains (losses) on
     sales of available-for-sale securities                  (24)         456          (2)       1,188
   Commission income                                         690          671       3,821        3,088
   Earnings on cash surrender value
     of life insurance                                       386          439       1,667        1,798
   Net gains and fees on sales of loans                      676          801       2,902        3,629
   Other income                                              516          415       2,456        1,498
                                                        --------     --------    --------     --------
        Total other income                                 8,129        8,671      34,717       34,554
                                                        --------     --------    --------     --------

Other expenses
   Salaries and employee benefits                         12,596       13,309      54,059       52,479
   Net occupancy expenses                                  1,428        1,328       5,796        5,308
   Equipment expenses                                      1,952        1,879       7,562        7,665
   Marketing expense                                         625          521       2,012        1,709
   Outside data processing fees                              989        1,158       4,010        4,920
   Printing and office supplies                              400          397       1,369        1,580
   Core deposit amortization                                 767          802       3,102        3,375
   Other expenses                                          4,469        4,272      16,047       14,606
                                                        --------     --------    --------     --------
        Total other expenses                              23,226       23,666      93,957       91,642
                                                        --------     --------    --------     --------

Income before income tax                                  11,084       10,890      43,535       42,596
   Income tax expense                                      3,553        3,422      13,296       13,185
                                                        --------     --------    --------     --------
Net income                                              $  7,531     $  7,468    $ 30,239     $ 29,411
                                                        ========     ========    ========     ========

Per Share Data

   Basic Net Income                                          .41          .41        1.64         1.59
   Diluted Net Income                                        .41          .40        1.63         1.58
   Cash Dividends Paid                                       .23          .23         .92          .92
   Average Diluted Shares
     Outstanding (in thousands)                           18,558       18,721      18,596       18,667


CONSOLIDATED BALANCE SHEETS

(in thousands)                                    December 31,   September 30,   June 30,    March 31,   December 31,
                                                      2005           2005         2005         2005         2004
Assets
   Cash and due from banks                        $    70,417    $    81,310  $    71,498  $    67,904  $    69,960
   Federal funds sold                                                                           22,075
                                                  -----------    -----------  -----------  -----------  -----------
   Cash and cash equivalents                           70,417         81,310       71,498       89,979       69,960
   Interest-bearing time deposits                       8,748         10,708        9,255       10,737        9,343
   Investment securities                              434,266        436,794      420,685      409,820      421,535
   Mortgage loans held for sale                         4,910          5,026        1,356        3,084        3,367
   Loans                                            2,457,427      2,443,931    2,440,906    2,414,099    2,428,051
     Less: Allowance for loan losses                  (25,188)       (25,149)     (25,091)     (24,488)     (22,548)
                                                  -----------    -----------  -----------  -----------  -----------
        Net loans                                   2,432,239      2,418,782    2,415,815    2,389,611    2,405,503
   Premises and equipment                              39,417         38,473       37,240       37,525       38,254
   Federal Reserve and Federal Home Loan Bank stock    23,200         23,165       23,054       22,883       22,858
   Interest receivable                                 19,690         19,561       16,950       16,606       17,318
   Core deposit intangibles and goodwill              138,833        139,597      139,799      140,578      141,284
   Cash surrender value of life insurance              43,579         43,230       42,827       42,426       42,061
   Other assets                                        21,780         21,792       22,819       24,337       20,185
                                                  -----------    -----------  -----------  -----------  -----------
        Total assets                              $ 3,237,079    $ 3,238,438  $ 3,201,298  $ 3,187,586  $ 3,191,668
                                                  ===========    ===========  ===========  ===========  ===========
Liabilities
   Deposits
     Noninterest-bearing                          $   314,335    $   346,318  $   363,654  $   333,614  $   330,685
     Interest-bearing                               2,068,241      2,118,975    2,040,624    2,118,605    2,077,465
                                                  -----------    -----------  -----------  -----------  -----------
        Total deposits                              2,382,576      2,465,293    2,404,278    2,452,219    2,408,150
   Borrowings                                         508,236        423,959      454,400      391,193      440,891
   Interest payable                                     5,874          5,643        5,068        6,562        4,411
   Other liabilities                                   26,997         25,153       24,194       27,014       23,613
                                                  -----------    -----------  -----------  -----------  -----------
        Total liabilities                           2,923,683      2,920,048    2,887,940    2,876,988    2,877,065
Stockholders' equity
   Preferred stock, no-par value
      Authorized and unissued -- 500,000 shares
   Common stock, $.125 stated value
      Authorized -- 50,000,000 shares
      Issued and outstanding                            2,302          2,313        2,302        2,312        2,322
   Additional paid-in capital                         145,682        148,004      146,057      148,347      150,862
   Retained earnings                                  174,717        171,419      167,452      163,761      161,459
   Accumulated other comprehensive loss                (9,305)        (3,346)      (2,453)      (3,822)         (40)
                                                  -----------    -----------  -----------  -----------  -----------
        Total stockholders' equity                    313,396        318,390      313,358      310,598      314,603
                                                  -----------    -----------  -----------  -----------  -----------
        Total liabilities and stockholders' equity$ 3,237,079    $ 3,238,438  $ 3,201,298  $ 3,187,586  $ 3,191,668
                                                  ===========    ===========  ===========  ===========  ===========

NON-PERFORMING ASSETS

(in thousands)                           December 31,  September 30,    June 30,     March 31,    December 31,
                                            2005           2005           2005         2005          2004
   90 days past due                      $    3,965     $    3,560    $    3,696    $    1,948    $    1,907
   Non-accrual loans                         10,030         11,757        11,626        13,272        15,355
   Other real estate                          2,835          3,023         1,804         2,003         1,650
                                         ----------     ----------    ----------    ----------    ----------
        Total non-performing assets      $   16,830     $   18,340    $   17,126    $   17,223    $   18,912
                                         ==========     ==========    ==========    ==========    ==========

   Average total loans for the quarter   $2,447,794     $2,444,131    $2,430,081    $2,414,050    $2,409,170

   Total non-performing assets as a
     percent of average total loans             .69%           .75%          .70%          .71%          .79%

   Restructured loans                    $      310     $      454    $      531    $      337    $    2,019



CONSOLIDATED STATEMENTS OF INCOME

                                                                             Three Months Ended
(in thousands, except share data)                      December 31,  September 30,  June 30,    March 31,  December 31,
                                                           2005          2005         2005        2005         2004
Interest Income
   Loans receivable
     Taxable                                            $ 41,930      $ 40,853    $ 38,831     $ 36,822     $ 36,363
     Tax exempt                                              160           160         189          134          138
   Investment securities
     Taxable                                               2,480         2,427       2,376        2,329        2,224
     Tax exempt                                            1,672         1,595       1,554        1,553        1,569
   Federal funds sold                                         74            51         112           27           92
   Deposits with financial institutions                      202           185         166          142          167
   Federal Reserve and Federal Home Loan Bank stock          296           296         285          308          297
                                                        --------      --------    --------     --------     --------
       Total interest income                              46,814        45,567      43,513       41,315       40,850
                                                        --------      --------    --------     --------     --------
Interest expense
   Deposits                                               13,414        12,172      10,729        9,806        9,288
   Securities sold under repurchase agreements               647           523         193          249          183
   Federal Home Loan Bank advances                         2,410         2,549       2,443        2,375        2,418
   Subordinated debentures, revolving credit
     Lines and term loans                                  1,910         1,894       1,839        1,789        1,717
   Other borrowings                                          307           289         388          154          126
                                                        --------      --------    --------     --------     --------
        Total interest expense                            18,688        17,427      15,592       14,373       13,732
                                                        --------      --------    --------     --------     --------
Net interest income                                       28,126        28,140      27,921       26,942       27,118
   Provision for loan losses                               1,945         1,794       1,948        2,667        1,233
                                                        --------      --------    --------     --------     --------

Net interest income
   after provision for loan losses                        26,181        26,346      25,973       24,275       25,885
                                                        --------      --------    --------     --------     --------
Other income
   Fiduciary activities                                    1,762         1,794       1,963        1,962        1,897
   Service charges on deposit accounts                     2,691         2,836       3,048        2,723        2,924
   Other customer fees                                     1,432         1,389       1,188        1,085        1,068
   Net realized gains (losses) on sales of
     available-for-sale securities                           (24)           16           6                       456
   Commission income                                         690           870         757        1,504          671
   Earnings on cash surrender value
     of life insurance                                       386           441         439          401          439
   Net gains and fees on sales of loans                      676           770         779          677          801
   Other income                                              516           664         582          694          415
                                                        --------       --------    --------     --------    --------
        Total other income                                 8,129         8,780       8,762        9,046        8,671
                                                        --------       --------    --------     --------    --------

Other expenses
   Salaries and employee benefits                         12,596        13,384      13,258       14,821       13,309
   Net occupancy expenses                                  1,428         1,570       1,422        1,376        1,328
   Equipment expenses                                      1,952         1,901       1,852        1,857        1,879
   Marketing expense                                         625           446         526          415          521
   Outside data processing fees                              989           979       1,033        1,009        1,158
   Printing and office supplies                              400           328         304          337          397
   Core deposit amortization                                 767           770         778          787          802
   Other expenses                                          4,469         3,923       4,026        3,629        4,272
                                                        --------      --------    --------     --------     --------
        Total other expenses                              23,226        23,301      23,199       24,231       23,666
                                                        --------      --------    --------     --------     --------

Income before income tax                                  11,084        11,825      11,536        9,090       10,890
   Income tax expense                                      3,553         3,605       3,615        2,523        3,422
                                                        --------      --------    --------     --------     --------
Net income                                              $  7,531      $  8,220    $  7,921     $  6,567     $  7,468
                                                        ========      ========    ========     ========     ========

Per Share Data

   Basic Net Income                                     $    .41      $    .45    $    .43     $    .35     $    .41
   Diluted Net Income                                        .41           .44         .43          .35          .40
   Cash Dividends Paid                                       .23           .23         .23          .23          .23
   Average Diluted Shares
     Outstanding (in thousands)                           18,558        18,590      18,536       18,697       18,721

FINANCIAL RATIOS
  Return on Average Assets                                   .95%         1.03%        .99%         .83%         .94%
  Return on Avg. Stockholders' Equity                       9.49         10.38       10.13         8.33         9.46
  Avg. Earning Assets to Avg. Assets                       91.47         90.83       90.81        90.61        91.38
  Allowance for Loan Losses as %
  Of Total Loans                                            1.02          1.03        1.03         1.01          .93
  Net Charge Off's as % Of Avg. Loans
  (Annualized)                                               .31           .28         .22          .12          .65
  Dividend Payout Ratio                                    56.10         52.27       53.49        65.71        57.50
  Avg. Stockholders' Equity to Avg. Assets                 10.05          9.89        9.80         9.97         9.92
  Tax Equivalent Yield on Earning Assets                    6.62          6.40        6.14         5.90         5.74
  Cost of Supporting Liabilities                            2.59          2.40        2.15         2.01         1.89
  Net Int. Margin (FTE) on Earning Assets                   4.03          4.00        3.99         3.89         3.85



LOANS

(in thousands)                                      December 31,  September 30,    June 30,     March 31,  December 31,
                                                         2005         2005           2005         2005          2004
Commercial and industrial loans                     $  461,102    $  476,010    $  463,002    $  447,552   $  451,227
Agricultural production financing and
   other loans to farmers                               95,130        94,262        93,274        83,800       98,902
Real estate loans:
   Construction                                        174,783       171,667       166,367       170,498      164,738
   Commercial and farmland                             734,865       719,154       723,099       726,345      709,163
   Residential                                         751,217       746,777       759,003       760,560      761,163
Individuals' loans for household and other
   personal expenditures                               200,139       186,792       182,362       187,552      198,532
Tax exempt loans                                         8,263        12,439        14,135        10,592        8,203
Lease financing receivables, net of unearned income      8,713         9,538        10,533        10,704       11,311
Other loans                                             23,215        27,292        29,131        16,496       24,812
                                                    -----------   ----------   -----------   -----------   -----------
                                                     2,457,427     2,443,931     2,440,906     2,414,099    2,428,051
Allowance for loan losses                              (25,188)      (25,149)      (25,091)      (24,488)     (22,548)
                                                    -----------   ----------   -----------   -----------   -----------
        Total loans                                 $2,432,239    $2,418,782    $2,415,815    $2,389,611   $2,405,503
                                                    ===========   ==========   ===========   ===========   ===========



DEPOSITS

(in thousands)                                      December 31,  September 30,   June 30,     March 31,   December 31,
                                                        2005          2005          2005         2005          2004

Demand deposits                                     $  690,923    $  697,597    $  720,263   $  686,695    $  703,989
Savings deposits                                       566,212       568,366       593,770      655,643       634,132
Certificates and other time deposits of
   $100,000 or more                                    264,665       320,640       234,988      285,878       258,362
Other certificates and time deposits                   860,776       878,690       855,257      824,003       811,667
                                                    -----------   -----------   -----------  -----------   -----------
                                                    $2,382,576    $2,465,293    $2,404,278   $2,452,219    $2,408,150
                                                    ===========   ===========   ===========  ===========   ===========
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